                                                                   Exhibit 10(T)


                     AMENDMENT NO. [ ] TO RESTATED AGREEMENT


                  AMENDMENT, made as of the 21st day of July 1998 by and between [ ] the "Executive") and VF CORPORATION, a Pennsylvania corporation (the "Corporation").

                                   BACKGROUND

                  The Executive and the Corporation are parties to an Agreement
dated [             ] (the "Agreement") relating to the Corporation providing
the Executive with certain severance benefits in the event his employment terminates subsequent to a "change in control" (as defined in the Agreement) of the Corporation under the circumstances described therein. The Corporation's principal executive offices have relocated from Wyomissing, Pennsylvania to Greensboro, North Carolina, effective on or about July 1, 1998.

                  The parties desire to amend the Agreement to reflect the relocation of the Corporation's principal executive offices.

                  NOW, THEREFORE, the parties, intending to be legally bound hereby, agree as follows:

                  1. Paragraphs 3(iii)(D) and (E) of the Agreement are amended by substituting "Greensboro, North Carolina" for "Reading, Pennsylvania" therein.

                  2. The foregoing amendments to the Agreement are effective as of the date of the relocation of the Corporation's principal executive offices from Wyomissing, Pennsylvania to Greensboro, North Carolina.

                  3. All of the provisions of the Agreement are incorporated herein and are hereby modified to conform with this Amendment No. [ ], but in all other respects the provisions of the Agreement are to be and shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. [ ] as of the date first above written.


                                               EXECUTIVE

Witness:___________________________            ___________________________(SEAL)



                                               VF CORPORATION

Attest:___________________________             By:______________________________
       Candace S. Cummings                        Mackey J. McDonald
       Secretary                                  President and Chief Executive
                                                  Officer